EXHIBIT 10.4

THIRD AMENDMENT TO

CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (the “Third Amendment”) is dated as of February 29, 2008, and is made by and among RHINO ENERGY LLC, a Delaware limited liability company formerly known as CAM Holdings LLC (the “Borrower”), EACH OF THE GUARANTORS (as hereinafter defined), the LENDERS PARTY HERETO, and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders under this Agreement (hereinafter referred to in such capacity as the “Agent”).

RECITALS:

WHEREAS, the Borrower, the Guarantors (as defined therein), the Lenders (as defined therein), and the Agent are parties to that certain Credit Agreement, dated as of August 30, 2006, as amended by that certain First Amendment to Credit Agreement, dated as of December 28, 2006, as amended by that certain Second Amendment to Credit Agreement and Consent, dated March 8, 2007 (as so amended and as the same may be further amended, modified or supplemented from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower and the Guarantors have requested that the Lenders agree to amend certain provisions of the Credit Agreement including extending the Expiration Date and increasing the Revolving Credit Commitment from $125,000,000 to $200,000,000, all pursuant to the terms and subject to the applicable conditions set forth herein, and the Required Lenders (as defined in the Credit Agreement) have agreed to amend the Credit Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound, and incorporating the above-defined terms herein, the parties hereto agree as follows:

1.                                       Recitals & Definitions.  The foregoing recitals are true and correct and incorporated herein by reference.  Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

2.                                       Amendments to Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)                      New Definitions.  Section 1.1 [Certain Definitions] of the Credit Agreement is hereby amended to insert the following new definitions in the appropriate alphabetical order therein:

“Material Subsidiary shall mean a Subsidiary of the Borrower or any other Loan Party meeting any one of the following criteria (i) such Subsidiary’s aggregate assets comprise five percent (5%) or more of the consolidated assets of the Loan Parties, (ii) such Subsidiary’s aggregate stockholders’ equity comprises five percent (5%) or more of the consolidated stockholders’ equity of the Loan Parties; (iii) such Subsidiary’s EBITDA comprises five percent (5%) or more of the consolidated EBITDA of the Loan Parties or (iv) such Subsidiary’s aggregate gross revenue comprises five percent (5%) or more of the consolidated gross revenue of the Loan Parties.”

“Third Amendment shall mean that certain Third Amendment to Credit Agreement, dated as of February 29, 2008, among the Borrower, the Guarantors, the Lenders party thereto and the Agent.”

(b)                     Existing Definitions.  The following definitions in Section 1.1 [Certain Definitions] of the Credit Agreement are hereby amended and restated as follows:

“Excluded Subsidiaries shall mean individually and collectively, CAM - Illinois LLC, CAM - Colorado LLC, Rhino Energy, Rhino Trucking and any of their respective Subsidiaries; provided however, that within thirty (30) days from the date of the Third Amendment, Rhino Trucking shall no longer be an Excluded Subsidiary and shall be required to join the Credit Agreement and Loan Documents as a Guarantor and shall cause its membership interests to be pledged to the Agent for the benefit of the Lenders.”

“Expiration Date shall mean, with respect to the Revolving Credit Commitments, February 28, 2013.”

“Guarantor shall mean each of the parties to this Agreement which is designated as a ‘Guarantor’ on the signature page hereof, and each other Person which joins this Agreement as a Guarantor after the date hereof pursuant to Section 11.18, specifically excluding, however, Rhino Energy and Rhino Trucking; provided however, that within thirty (30) days from the date of the Third Amendment, Rhino Trucking shall be required to join the Credit Agreement and Loan Documents as a Guarantor.”

(c)                      Revolving Credit Commitments.  Section 2.1 of the Credit Agreement [Revolving Credit Commitments] shall be amended and restated as follows:

“2.1                           Revolving Credit Commitments.

Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, each Lender severally agrees to make Revolving Credit Loans to the Borrower at any time or from time to time on or after the date hereof to the Expiration Date, provided that after giving effect to such Loan the aggregate amount of Revolving Credit Loans from such Lender shall not exceed such Lender’s Revolving Credit Commitment minus such Lender’s Ratable Share of the Letters of Credit Outstanding.  Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrower may borrow, repay and reborrow pursuant to this Section 2.1.  The aggregate amount of the Revolving Credit Commitments on date of the Third Amendment is $200,000,000.  Revolving Credit Loans shall be available to the Borrower solely for the purposes set forth in Section 8.1.10.”

(d)                     Issuance of Letters of Credit.  Section 2.9.1 (i) of the Credit Agreement shall be amended and restated as follows:

“(i) the Letters of Credit Outstanding exceed, at any one time, $50,000,000 or”

(e)                      Aggregate Revolving Credit Commitments.  Section 2.10.1 (iii) [Aggregate Revolving Credit Commitments] of the Credit Agreement shall be amended and restated as follows:

“(iii)  Aggregate Revolving Credit Commitments.  After giving effect to any such increase, the total Revolving Credit Commitments shall not exceed $275,000,000 and the total aggregate amount of all such increases shall not exceed $75,000,000.”

(f)                        Preservation of Existence, Etc.  Section 8.1.1 [Preservation of Existence, Etc.] of the Credit Agreement shall be amended and restated as follows:

“8.1.1                  Preservation of Existence, Etc.

The Borrower shall, and shall cause each of its Subsidiaries to, maintain its legal existence as a corporation, limited partnership or limited liability company and its license or qualification and good standing in each jurisdiction in which its ownership or lease of property or the nature of its business makes such license or qualification necessary, except as otherwise expressly permitted in Section 8.2.6 [Liquidations, Mergers, Etc.].  Notwithstanding the foregoing and with the Agent’s written consent, a Subsidiary that is not a Material Subsidiary may dissolve; and in connection therewith the dissolving Subsidiary shall be released of its obligations under a Guaranty, provided that such release shall not become effective until such Guarantor is legally dissolved.  In connection with such dissolution, the Agent is authorized to execute written documents or agreements confirming such release.”

(g)                     Loans and Investments.  Section 8.2.4 (v) of the Credit Agreement shall be amended and restated as follows:

“(v)  investments (including any investments in the Excluded Subsidiaries) not otherwise permitted by this Section 8.2.4 in an aggregate amount not to exceed $25,000,000 at anytime outstanding.”

(h)                     Liquidations, Mergers, Consolidations, Acquisitions.  The first paragraph of Section 8.2.6 (2) of the Credit Agreement shall be amended and restated as follows (for the avoidance of doubt subsections 8.2.6(2)(i) through (ix) shall remain unchanged):

“(2)  with the Agent’s written consent, any Subsidiary which is not a Material Subsidiary may dissolve, liquidate or wind-up its affairs pursuant to Section 8.1.1 [Preservation of Existence, Etc.], and”

(i)                   Section 8.2.9 [Subsidiaries, Partnerships and Joint Ventures].  The proviso and the last sentence in Section 8.2.9 [Subsidiaries, Partnerships and Joint Ventures] of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

“and such Subsidiary, other than Rhino Energy, and the Loan Parties, as applicable, shall grant and cause to be perfected first priority Liens to the Agent for the benefit of the Lenders in the assets held by, and stock of or other ownership interests in, such Subsidiary, other than Rhino Energy.  Each of the Loan Parties shall not become or agree to:  (1) become a general or limited partner in any general or limited partnership, except that the Loan Parties may be general or limited partners in other Loan Parties, (2) become a member or manager of, or hold a limited liability company interest in, a limited liability company, other than Rhino Energy, except that the Loan Parties may be members or managers of, or hold limited liability company interests in, other Loan Parties, or (3) become a joint venturer or hold a joint venture interest in any joint venture, other than Rhino Energy.”

(j)                         Insolvency.  Section 9.1.10 [Insolvency] of the Credit Agreement shall be amended and restated as follows:

“9.1.10                                                            Insolvency.

Any Loan Party or any Material Subsidiary of a Loan Party ceases to be solvent or admits in writing its inability to pay its debts as they mature;”

(k)                      Release of Collateral or Guarantor.  Section 11.1.3 [Release of Collateral or Guarantor] of the Credit Agreement shall be amended and restated as follows:

“11.1.3                                                            Release of Collateral or Guarantor.

Except as permitted by Section 8.1.1 [Preservation of Existence, Etc.], Section 8.2.6 [Liquidations, Mergers, Consolidation, Acquisitions] or Section 8.2.7 [Disposition of Assets or Subsidiaries], release any Collateral consisting of capital stock or other ownership interests of any Loan Party or any of its Subsidiaries or substantially all of the assets of any Loan Party, any Guarantor from its Obligations under the Guaranty Agreement or any other security for any of the Loan Parties’ Obligations provided that the foregoing consent shall not be required in connection with any dividend and distribution otherwise permitted by this Agreement pursuant to Section 8.2.5(i), which such consent is given solely by the Agent pursuant to Section 11.20; or”

(l)                   Section 11.18 [Joinder of Guarantors].  The last sentence of Section 11.18 [Joinder of Guarantors] of the Credit Agreement is hereby amended as follows:

“Notwithstanding the foregoing or anything else contained in this Agreement, upon and after the First Amendment Effective Date, Rhino Energy shall not (a) be required to join in this Agreement or any other Loan Document as a Guarantor, (b) be required to grant any Liens to the Agent for the benefit of the Lenders in the assets held by Rhino Energy, or (c) be required to have pledged any ownership interests held by it or any Loan Party in Rhino Energy.”

(m)                   Schedules.  In order to reflect the increases in the Revolving Credit Commitments Part 1 of Schedule 1.1(B) [Commitments of Lenders and Addresses for Notices to Lenders] shall be amended and restated to read as set forth on the Schedule attached to this Amendment bearing such name and numerical reference.

3.                                       Conditions to Closing.  This Third Amendment shall become effective on the date of this Third Amendment provided that each of the following conditions has been satisfied to the satisfaction of the Agent on such date:

(a)                      Execution and Delivery of Third Amendment.  The Borrower, the other Loan Parties, the Required Lenders, and the Agent shall have executed this Third Amendment, and all other documentation necessary for effectiveness of this Third Amendment shall have been executed and delivered all to the satisfaction of the Borrower, the Required Lenders and the Agent.

(b)                     Notes.  The Borrower shall have executed and delivered to each of the Lenders whose Revolving Credit Commitment is increasing new Revolving Credit Notes, reflecting the amount of each such Lender’s Revolving Credit Commitments as so increased.

(c)                      Amendments to Mortgages.  The applicable Loan Parties shall have executed and delivered to the Agent an amendment to Mortgage for each existing Mortgage in form and substance satisfactory to the Agent.

(d)                     Organization, Authorization and Incumbency.  There shall be delivered to the Agent for the benefit of each Lender a certificate, dated as of the date hereof and signed by the Secretary or an Assistant Secretary of each Loan Party, certifying as appropriate as to:

(i)                                     all action taken by such Loan Party in connection with this Third Amendment;

(ii)                                  the names of the officer or officers authorized to sign this Third Amendment and the other documents executed and delivered in connection herewith and described in this Section and the true signatures of such officer or officers and specifying the officers authorized to act on behalf of each Loan Party for purposes of the Loan Documents and the true signatures of such officers, on which the Agent and each Lender may conclusively rely; and

(iii)                               copies of its organizational documents, including its certificate of incorporation and bylaws if it is a corporation, its certificate of partnership and partnership agreement if it is a partnership, and its certificate of organization and limited liability company operating agreement if it is a limited liability company, in each case as in effect on the date hereof, certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of each of the Loan Parties in each state where organized or qualified to do business, provided, however, that the Loan Parties may, in lieu of delivering copies of the foregoing organizational documents and good standing certificates, certify that the organizational documents and good standing certificates previously delivered by the Loan Parties to the Agent remain in full force and effect and have not been modified, amended, or rescinded.

(e)                      Officer’s Certificate.  There shall be delivered to the Agent a certificate of the Loan Parties, dated the date of the Third Amendment and signed by the Chief Executive Officer, President, Vice President or Chief Financial Officer of each Loan Party, certifying that:  (i) the representations and warranties of the Borrower contained in Article 6 of the Credit Agreement shall be true and accurate on and as of the date of the Third Amendment with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein); (ii) the Loan Parties shall have performed and complied with all covenants and conditions of the Credit Agreement and this Third Amendment; and (iii) no Event of Default or Potential Default under the Credit Agreement shall have occurred and be continuing or shall exist.

(f)                        Opinion of Counsel. The Borrower shall cause to be delivered to the Agent an opinion of counsel of the Borrower with respect to this Third Amendment in such form as shall be acceptable to the Agent.

(g)                     Representations and Warranties; No Event of Default.  The representations and warranties contained in Section 6 of the Credit Agreement and this Third Amendment, and of each Loan Party in each of the other Loan Documents, are true and correct on and as of the date of this Third Amendment with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties were true and correct on and as of the specific dates or times referred to therein), each of the Loan Parties has performed and complied with all covenants and conditions hereof and thereof, and no Event of Default or Potential Default has occurred and is continuing or exists as of the date of this Third Amendment; and by its execution and delivery of this Third Amendment, the Borrower and each other Loan Party certifies to each such effect.

(h)                     Payment of Fees.  The Borrower has paid, or caused to be paid, all fees, costs and expenses payable to the Agent or for which the Agent is entitled to be reimbursed, including but not limited to (i) the reasonable fees and expenses of the Agent’s legal counsel and (ii) a closing fee payable to each Lender equal to five (5) basis points on any existing Revolving Credit Commitments and twenty-five (25) basis points on any new Revolving Credit Commitments made in connection with this Third Amendment.

(i)                         Consents.  All material consents required to effectuate the transactions contemplated by this Third Amendment have been obtained.

(j)                         Legal Details.  All legal details and proceedings in connection with the transactions contemplated by this Third Amendment are in form and substance satisfactory to the Agent and counsel for the Agent, and the Agent has received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Agent and its counsel, as the Agent or its counsel may reasonably request.

4.                                       Representations and Warranties.  By its execution and delivery of this Third Amendment to the Agent, the Borrower and each of the other Loan Parties represents and warrants to the Agent and the Lenders as follows:

(a)                      Authorization, Etc.  Each Loan Party has duly authorized, executed and delivered this Third Amendment.

(b)                     Material Adverse Change.  After giving effect to this Third Amendment, no Material Adverse Change shall have occurred with respect to the Borrower or any of the other Loan Parties since the Closing Date of the Credit Agreement.

(c)                      Litigation.  After giving effect to this Third Amendment, there are no actions, suits, investigations, litigation or governmental proceedings pending or, to the Borrower’s or any other Loan Party’s knowledge, threatened against any of the Loan Parties that could reasonably be expected to result in a Material Adverse Change.

5.                                       Miscellaneous.

(a)                      Full Force and Effect.  All provisions of the Credit Agreement and the other Loan Documents remain in full force and effect on and after the date of this Third Amendment and the date hereof except as expressly amended hereby.  The parties do not amend any provisions of the Credit Agreement or any other Loan Document except as expressly amended hereby.

(b)                     Counterparts.  This Third Amendment may be signed in counterparts (by facsimile transmission or otherwise) but all of which together shall constitute one and the same instrument.

(c)                      Incorporation into Credit Agreement.  This Third Amendment shall be incorporated into the Credit Agreement by this reference.  All representations, warranties, Events of Default and covenants set forth herein shall be a part of the Credit Agreement as if originally contained therein.

(d)                     Governing Law.  This Third Amendment shall be deemed to be a contract under the Laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

(e)                      No Novation.  Except as amended hereby, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect.  The Borrower, the other Loan Parties, each Lender, and the Agent acknowledge and agree that this Third Amendment is not intended to constitute, nor does it constitute, a novation, interruption, suspension of continuity, satisfaction, discharge or termination of the obligations, loans, liabilities, or indebtedness under the Credit Agreement or the other Loan Documents.

[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Third Amendment as of the day and year first above written.

BORROWER:

RHINO ENERGY LLC, a Delaware limited liability company formerly known as “CAM Holdings LLC”

By:	/s/ RICHARD A. BOONE (SEAL)
Name:	Richard A. Boone
Title:	Sr. VP & CFO

GUARANTORS:

CAM MINING LLC

By:	/s/ RICHARD A. BOONE
Name:	Richard A. Boone
Title:	Sr. VP & CFO

CAM-BB LLC

By:	/s/ RICHARD A. BOONE
Name:	Richard A. Boone
Title:	Sr. VP & CFO

CAM-KENTUCKY REAL ESTATE LLC

By:	/s/ RICHARD A. BOONE
Name:	Richard A. Boone
Title:	Sr. VP & CFO

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

RHINO NORTHERN HOLDINGS LLC, formerly known as “CAM-Ohio Holdings LLC”

By:	/s/ RICHARD A. BOONE
Name:	Richard A. Boone
Title:	Sr. VP & CFO

CAM COAL TRADING LLC

By:	/s/ RICHARD A. BOONE
Name:	Richard A. Boone
Title:	Sr. VP & CFO

LEESVILLE LAND, LLC

By:	/s/ RICHARD A. BOONE
Name:	Richard A. Boone
Title:	Sr. VP & CFO

CAM AIRCRAFT LLC

By:	/s/ RICHARD A. BOONE
Name:	Richard A. Boone
Title:	Sr. VP & CFO

HOPEDALE MINING LLC, formerly known as “CAM-Ohio LLC”

By:	/s/ RICHARD A. BOONE
Name:	Richard A. Boone
Title:	Sr. VP & CFO

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

CAM-OHIO REAL ESTATE LLC

By:	/s/ RICHARD A. BOONE
Name:	Richard A. Boone
Title:	Sr. VP & CFO

SPRINGDALE LAND, LLC

By:	/s/ RICHARD A. BOONE
Name:	Richard A. Boone
Title:	Sr. VP & CFO

CAM-COLORADO LLC

By:	/s/ RICHARD A. BOONE
Name:	Richard A. Boone
Title:	Sr. VP & CFO

TAYLORVILLE MINING LLC, formerly known as “CAM-Illinois LLC”

By:	/s/ RICHARD A. BOONE
Name:	Richard A. Boone
Title:	Sr. VP & CFO

CLINTON STONE LLC

By:	/s/ RICHARD A. BOONE
Name:	Richard A. Boone
Title:	Sr. VP & CFO

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

McCLANE CANYON MINING LLC

By:	/s/ RICHARD A. BOONE
Name:	Richard A. Boone
Title:	Sr. VP & CFO

RHINO COALFIELD SERVICES LLC

By:	/s/ RICHARD A. BOONE
Name:	Richard A. Boone
Title:	Sr. VP & CFO

RHINO RECLAMATION SERVICES LLC

By:	/s/ RICHARD A. BOONE
Name:	Richard A. Boone
Title:	Sr. VP & CFO

SANDS HILL MINING LLC

By:	/s/ RICHARD A. BOONE
Name:	Richard A. Boone
Title:	Sr. VP & CFO

RHINO SERVICES LLC

By:	/s/ RICHARD A. BOONE
Name:	Richard A. Boone
Title:	Sr. VP & CFO

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

DEANE MINING LLC

By:	/s/ RICHARD A. BOONE
Name:	Richard A. Boone
Title:	Sr. VP & CFO

RESERVE HOLDINGS LLC

By:	/s/ RICHARD A. BOONE
Name:	Richard A. Boone
Title:	Sr. VP & CFO

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

LENDERS:

PNC BANK, NATIONAL ASSOCIATION, individually and as Agent

By:	/s/ RICHARD C. MUNSICK
Name:	Richard C. Munsick
Title:	Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

BANK OF AMERICA, N.A.

By:	/s/ STEPHEN J. HOFFMAN
Name:	Stephen J. Hoffman
Title:	Managing Director

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

THE HUNTINGTON NATIONAL BANK

By:	/s/ L. BLAIR DEVAN
Name:	L. Blair DeVan
Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

NATIONAL CITY BANK

By:	/s/ DAVID M. METZ
Name:	David M. Metz
Title:	Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

RAYMOND JAMES BANK, FSB, individually and as Co-Documentation Agent

By:	/s/ ANDREW D. HAHN
Name:	Andrew D. Hahn
Title:	Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

ROYAL BANK OF CANADA., individually and as Co-Documentation Agent

By:	/s/ DON J. MCKINNERNEY
Name:	Don J. Mckinnerney
Title:	Authorized Signatory

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ BRYAN READ
Name:	Bryan Read
Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

WACHOVIA BANK, NATIONAL ASSOCIATION, individually and as Co- Documentation Agent

By:	/s/ JONATHAN R. RICHARDSON
Name:	Jonathan R. Richardson
Title:	Senior Vice President

SCHEDULE 1.1(B)

COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES

Part 1 - Commitments of Lenders and Addresses for Notices to Lenders

Lender		Amount of Commitment for Revolving Credit Loans	Ratable Share
Name: Address: Attention: Telephone: Telecopy: Email:	Bank of America, N.A. 100 Federal Street Mail Code MA5-100-09-08 Boston, Massachusetts 02110 Robert Valbona (617) 434-3384 (617) 434-3652 robert.d.valbona@bankofamerica.com	$20,000,000	10.000000000%

Name: Address: Attention: Telephone: Telecopy: Email:	The Huntington National Bank 900 Lee Street - 2nd Floor Charleston, West Virginia 25301 L. Blair DeVan, Vice President (304) 348-7138 (304) 348-5055 blair.devan@huntington.com	$20,000,000	10.000000000%

Name: Address: Attention: Telephone: Telecopy: Email:	National City Bank 101 South Fifth Street, 31-T37M Louisville, Kentucky 40202 David M. Metz, Senior Vice President (502) 581-7631 (502) 581-6365 david.metz@nationalcity.com	$31,500,000	15.75000000000%

Name: Address: Attention: Telephone: Telecopy: Email:	PNC Bank, National Association One PNC Plaza 249 Fifth Avenue Pittsburgh, Pennsylvania 15222 Richard C. Munsick Senior Vice President (412) 762-4299 (412) 762-6484 richard.munsick@pnc.com	$31,500,000	15.75000000000%

Name: Address: Attention: Telephone: Telecopy: Email:	Raymond James Bank, FSB 710 Carillon Parkway St. Petersburg, Florida 33716 Andrew D. Hahn, Vice President (727) 567-7762 (727) 567-8830 andrew.hahn@raymondjames.com	$27,000,000	13.500000000%

Name: Address: Attention: Telephone: Telecopy: Email:	Royal Bank of Canada 3900 Williams Tower 2800 Post Oak Boulevard Houston, Texas 77056 Don McKinnerney (713) 403-5607 (713) 403-5624 don.mckinnerney@rbccm.com	$16,000,000	8.000000000%

Name: Address: Attention: Telephone: Telecopy: Email:	Union Bank of California, N.A. Energy Capital Services 445 S. Figueroa Street, 15th Floor Los Angeles, California 90071 Bryan Read, Vice President (213) 236-4128 (213) 236-4096 bryan.read@uboc.com	$27,000,000	13.500000000%

Name: Address: Attention: Telephone: Telecopy: Email:	Wachovia Bank, National Association 201 S. Jefferson Street, 2nd Floor Roanoke, Virginia 24011 Jonathan R. Richardson, Vice President (540) 563-7691 (540) 563-6320 jonathan.richardson@wachovia.com	$27,000,000	13.500000000%

TOTAL		$200,000,000	100%